                      AMENDMENT NO. 1 TO WORKOUT AGREEMENT

      THIS AMENDMENT NO. 1 TO WORKOUT AGREEMENT (this "AMENDMENT") is entered into as of this 30th day of June, 2000, by and between STAR Telecommunications, Inc., a Delaware corporation ("DEBTOR"), PT-1 Communications, Inc. ("PT-1"), Helvey Com, LLC ("HELVEY"), CEO California Telecommunications, Inc., CEO Telecommunications, Inc., Lucius Enterprises, Inc., AS Telecommunications, Inc.; PT-1 Long Distance, Inc., PT-1 Holdings I, Inc., Phonetime Technologies, Inc., PT-1 Holdings II, Inc., Nationwide Distributors, Inc., Technology Leasing, Inc., Investment Services, Inc., and PT-1 Communications Puerto Rico, Inc. (collectively, the "DEBTOR ENTITIES") and MCI WORLDCOM NETWORK SERVICES, INC., a Delaware corporation having a place of business located at 6929 North Lakewood Avenue, M.D. 5.2-510, Tulsa, Oklahoma 74117 ("WORLDCOM").

      WHEREAS, the parties entered into a Workout Agreement dated as of the 12th day of April 2000 (the "Workout Agreement") providing for, INTER ALIA, the restructuring of certain past due indebtedness of the Debtor Entities to WorldCom; and

      WHEREAS, the parties entered into other agreements incident and related to the Workout Agreement which are included within the meaning of the term "WorldCom Documents" as that term is defined in the Workout Agreement; and

      WHEREAS, Debtor and WorldCom have entered into a Standby Term Loan Note dated as of June 30th, 2000 (the "Term Note") for the purpose of, INTER ALIA, providing certain credit to the Debtor Entities to be used for payment of fees, charges and other amounts owed by the Debtor Entities to WorldCom under the Service Agreements, as that term is defined in the Workout Agreement; and

      WHEREAS, the parties are entering into this Amendment for the purpose of memorializing their agreement and understanding that the Workout Agreement and the security, guarantees and collateral provided by the other WorldCom Documents shall also be applicable to the Term Note.

      NOW THEREFORE, the parties hereto, in consideration of the promises contained herein and intending to be legally bound hereby, agree as follows:

      1. INCORPORATION OF RECITALS. The parties affirm and acknowledge that the recitals herein set forth are true and correct and are incorporated into this Amendment by reference.

      2. AMENDMENT OF THE WORKOUT AGREEMENT. Section 30 of the Workout Agreement is hereby amended in the following manner:

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            (a)   The following definitions are added, in proper alphabetical order, as follows:

                  "NOTE" means the Promissory Note in the principal amount of $56,017,698.87 dated April 12, 2000, executed and delivered by Debtor to WorldCom, as the same may be amended, modified, or supplemented from time to time, together with any extensions, renewals or refinancings thereof, in whole or in part.

                  "NOTES" means the Note and the Term Note, and any other note evidencing the obligations of any Debtor Entity to WorldCom, as the same may be amended, modified, or supplemented from time to time, together with any extensions, renewals or refinancings thereof, in whole or in part.

                  "TERM NOTE" means the Standby Term Loan Note in the principal amount of $30,000,000.00 dated June 30, 2000, executed and delivered by Debtor to WorldCom, as the same may be amended, modified, or supplemented from time to time, together with any extensions, renewals or refinancings thereof, in whole or in part.

            (b) The definition of the term "WorldCom Documents", as set forth in Section 30 of the Workout Agreement, shall be amended and restated as follows:

                  "WORLDCOM DOCUMENTS" means, as each such document may be amended, revised, renewed, extended, substituted, or replaced from time to time: this Agreement, the Service Agreement, the Note, the Security Agreement, the Pledge Agreement, the Term Note, all other guarantees executed by any Person guaranteeing payment of any portion of the Obligations; all security agreements and pledge agreements granting any interest in any of the Collateral, stock certificates and partnership agreements constituting part of the Collateral; mortgages, deeds of trust, financing statements, collateral assignments, and other documents and instruments granting WorldCom an interest in any portion of the Collateral or related to the perfection of WorldCom's interest in any portion of the Collateral and/or the transfer to WorldCom of an interest in any portion of the Collateral; all collateral assignments or other agreements granting to WorldCom a lien on any intercompany note, including without limitation, all other documents, instruments, agreements, or certificates executed or delivered by Debtor or any other Obligor as security for Debtor's obligations

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                  under the Note, the Term Note, the Service Agreements, or
                  otherwise.

      3. AGREEMENT REGARDING THE AMENDMENT. The parties hereto understand and agree that:

            (a)   the amendment of the term "WorldCom Documents" pursuant to
Section 2 hereof shall not limit the definition of that term in any way nor shall such amendment be construed to mean or imply that Section 30 of the Workout Agreement, or the definition of the term "WorldCom Documents" or any other definition contained within Section 30 of the Workout Agreement, must later be amended or replaced to include any agreement, contract, document or instrument not specifically identified therein whether presently existing or entered into or arising hereafter.

            (b) the Term Note and the Debtor's obligations thereunder shall be considered a part of the "Obligations" as that term is defined in Section 30 of the Workout Agreement.

      4. ACKNOWLEDGMENT AND AFFIRMATION. Each of the undersigned hereby unconditionally consents to all of the provisions of the Workout Agreement, as amended by this Amendment, and acknowledges receipt of a copy of this Amendments and the Term Note.

      5. CONFIRMATION AND RATIFICATION. Each of the undersigned hereby confirms and ratifies their respective Security Agreements, Pledge Agreements, Guarantys, and any other WorldCom Documents to which it is a party, in their respective entirety and further agrees that the liabilities and obligations evidenced by the Term Note, shall be considered as part of the Obligations, for all purposes, including without limitation, the guaranty of such Obligations under each of the Guarantys of PT-1 and Helvey, each dated as of April 12, 2000, as the same may be amended, modified or supplemented from time to time, and the security provided therefor under the respective Security Agreements and Pledge Agreements of the Debtor, PT-1 and Helvey, each dated as of April 12, 2000, as the same may be amended, modified or supplemented from time to time.

      6. RELEASE OF WORLDCOM. Each of the Debtor Entities forever releases and discharges WorldCom, its agents, servants, employees, directors, officers, attorneys, branches, parent, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations, and organizations acting on WorldCom's behalf (collectively referred to as the "WORLDCOM RELEASED ENTITIES") of and from any and all losses, damages, claims, demands, liabilities, obligations, actions and causes of action, of any nature whatsoever in law or in equity, including, without limitation, any claims or joinders for sole liability, contribution or indemnity (collectively, the "CLAIMS"), which one or more of the Debtor Entities may have or claim to have against WorldCom or any one or more of the WorldCom Released Entities, as of the date of this Amendment, whether presently known or unknown, and of every nature and extent whatsoever,

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on account of or in any way touching, concerning, arising out of, founded upon or relating to (i) the WorldCom Documents, (ii) the obligations of one or more the Debtor Entities under the WorldCom Documents, (iii) this Amendment, (iv) enforcement or negotiation of this Amendment or any of the WorldCom Documents, and (v) the dealings of the parties to this Amendment with respect to the obligations of the Debtor Entities to WorldCom under the WorldCom Documents or one or more of them.

      7. EFFECTUATION OF RELEASES. Each of the Debtor Entities agrees to execute all appropriate and necessary documents to enable WorldCom or any of the WorldCom Entities, to plead the effect of the releases contained in Section 5 of this Amendment in any lawsuit. Each of the Debtor Entities also understands and agrees that the covenants and consideration referred to in this Agreement are in consideration for the continued forbearance by the parties in enforcing their respective rights, including, without limitation, WorldCom's forbearance in collecting or otherwise enforcing the Obligations owed to WorldCom, and said forbearance by WorldCom shall not be construed as an admission of any liability on the part of WorldCom or any WorldCom Released Entity, and the Debtor's have not claimed any such liability.

      8. CUMULATIVE NATURE OF RELEASE. Nothing contained in this Amendment shall impair or be construed to impair the security of WorldCom or any of the WorldCom Released Entities under the WorldCom Documents, nor affect nor impair any rights or powers that WorldCom or any of the WorldCom Released Entities may have under the WorldCom Documents for the recovery of the indebtedness of the Debtor Entities to WorldCom in case of breach of the terms, provisions and releases contained in this Amendment or breach or nonfulfillment of the terms, agreements and covenants set forth in the WorldCom Documents. All rights, powers and remedies of WorldCom or any of the WorldCom Released Entities under any other agreement or release now or at any time in the future in force between WorldCom and the Debtor with respect to the Obligations shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to WorldCom or any of the WorldCom Released Entities by law.

      9. BINDING RELEASE. The releases contained in Section 5 of this Amendment shall be binding upon each of the Debtor Entities and shall inure to the benefit of WorldCom and the WorldCom Released Entities, and any of their respective successors and assigns.

      10. SEVERABILITY. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

      11. GOVERNING LAW, ETC. This Amendment shall be governed by Oklahoma law, without giving effect to principles of conflicts of laws. Each party agrees that service of

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process may be duly effected by service in accordance with the provisions of the
Uniform Interstate and International Procedure Act.

      12. CHOICE OF VENUE AND WAIVER OF JURY TRIAL. THE PARTIES AGREE THAT ALL DISPUTES OF EVERY KIND AND NATURE ARISING UNDER OR IN CONNECTION WITH THIS AMENDMENT SHALL BE RESOLVED EXCLUSIVELY IN THE STATE OR FEDERAL COURTS LOCATED IN TULSA, OKLAHOMA. THE PARTIES EACH WAIVE THEIR RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY SUCH DISPUTE AND CONSENT TO THOSE COURTS EXERCISING SUBJECT MATTER AND PERSONAL JURISDICTION WITH RESPECT TO ANY SUCH DISPUTE.

      13. EXECUTION OF RELEASE AND WAIVER. EACH OF THE PARTIES REPRESENTS AND WARRANTS TO THE OTHER THAT IT HAS CAREFULLY READ THE FOREGOING TERMS AND CONDITIONS OF THIS AMENDMENT, THAT IT KNOWS AND UNDERSTANDS THE CONTENTS AND EFFECT OF THIS AMENDMENT, THAT THE LEGAL EFFECT OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, THE RELEASE AND WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THIS AMENDMENT, HAVE BEEN FULLY EXPLAINED TO ITS SATISFACTION BY ITS COUNSEL, AND EXECUTION OF THIS AMENDMENT IS A VOLUNTARY ACT.

      14. INTERPRETATION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment. Terms not defined herein shall have the meaning as set forth in the Workout Agreement.

      15. TERM OF AMENDMENT. This Amendment will terminate upon termination of the Workout Agreement.

      16. HEADINGS. The headings of the sections in this Amendment are for purposes of reference only, and shall not limit or affect the meaning of such section.

      17. NO PARTNERSHIP OR JOINT VENTURE. It is understood by the parties that this Amendment shall not in any way be construed as an agreement of partnership, general or limited, or of creating a joint venture between WorldCom and any other party to this Agreement, or any one or more of them, or of creating any relationship other than that of debtor and creditor.

      18. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and

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the same Amendment.

      19. JOINT PREPARATION. The preparation of this Amendment has been a joint effort of the parties and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

      20. THIRD PARTY BENEFICIARIES. The terms and conditions of this Amendment are not intended to affect or benefit in any way any third parties other than the WorldCom Entities, all of which are explicitly intended to be third party beneficiaries under this Amendment.

      21. SUCCESSORS AND ASSIGNS. This Amendment will be binding upon and inure to the benefit of the respective parties, and their respective successors and assigns, including any bankruptcy trustee, except that neither party may assign or transfer any of its rights or delegate any of its duties under this Amendment without the prior written consent of the other party.

      IN WITNESS WHEREOF, the parties hereto by their authorized representatives have executed this Amendment No. 1 to Workout Agreement, as of the day and year first above written.

STAR TELECOMMUNICATIONS, INC.          CEO CALIFORNIA
                                       TELECOMMUNICATIONS, INC.
                              By:                                    By:
                            Name:                                  Name:
                           Title:                                 Title:


PT-1 COMMUNICATIONS, INC.              LUCIUS ENTERPRISES, INC.

                              By:                                    By:
                            Name:                                  Name:
                           Title:                                 Title:


HELVEY COM, LLC                        AS TELECOMMUNICATIONS, INC.

                              By:                                    By:
                            Name:                                  Name:
                           Title:                                 Title:


CEO TELECOMMUNICATIONS, INC.           PT-1 LONG DISTANCE, INC.

                              By:                                    By:
                            Name:                                  Name:
                           Title:                                 Title:

                           Title:      INVESTMENT SERVICES, INC.
PT-1 HOLDINGS I, INC.

                              By:                                    By:
                            Name:                                  Name:
                           Title:                                 Title:


PT-1 HOLDINGS II, INC.

                              By:
                            Name:
                           Title:


NATIONWIDE DISTRIBUTORS, INC.
TECHNOLOGY LEASING, INC.
                              By:
                            Name:
                           Title:


PT-1 COMMUNICATIONS PUERTO RICO, INC.  PHONETIME TECHNOLOGIES, INC.

                              By:                                    By:
                            Name:                                  Name:
                           Title:                                 Title:


                                       MCI WORLDCOM NETWORK SERVICES, INC.


                                                                     By:
                                             Robert S. Vetera
                                             Vice President, Corporate Credit